SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C.  20549

                                           FORM 8-K

                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934


Date of Report (date of earliest event reported): June 15, 1998


                           ASSOCIATES HOME EQUITY LOAN TRUST 1998-1
                    (Exact name of registrant as specified in its charter)



              Texas                      333-3964904           75-2751093
(State or Other Jurisdiction             (Commission       (I.R.S. Employer
        of Incorporation)                 File Number)     Identification No.)

Associates Home Equity Receivables Corporation
250 East Carpenter Freeway
Irving, TX 75062
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:             (972) 652-4000

Item 5.         Other Events

     On June 15, 1998, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement"), between Associates Home Equity Receivables Corp., as Seller and Associates
Home Equity Services, Inc., as Servicer, and The First National Bank of Chicago, as Trustee (the "Trustee"), were distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Associates Home Equity Loan Trust 1988-1. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Trustee for the benefit of the Certificateholders and the Trustee's Statement was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate and the Trustee's Statement is being filed as Exhibit 20.1 and 20.2, respectively to this Current Report on Form 8-K.

                A.      Monthly Report Information:
                        Aggregate distribution information for the current distribution date June 15, 1998.

                Principal       Interest               Ending Balance

                See Exhibit 1.

                B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

                C.      Have any deficiencies occurred?   NO.
                        Date:
                        Amount:

                D.      Were any amounts paid or are any amounts payable under
                        the Certificate Guaranty Insurance Policy?   NO
                        Amount:

                E.      Are there any developments with respect to the
                        Certificate Insurance Guaranty Policy?         NONE.

                F.      Item 1: Legal Proceedings:             NONE

                G.      Item 2: Changes in Securities:         NONE

                H Item 4: Submission of Matters to a Vote of Certificatholders: NONE

                I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

                1.      Monthly Servicer Certificate dated June 15, 1998.


ASSOCIATES HOME EQUITY SERVICES
MONTHLY SERVICING REPORT - 1998-1
                       May-98

                              Pass Through  Original      Ending
                                  Rate       Balance    Pool Factor

Class A-1                           6.620% 86440000.00    0.6709640
Class A-2                           6.390% 13501000.00    1.0000000
Class A-3                           6.380% 57029000.00    1.0000000
Class A-4                           6.770% 21542000.00    1.0000000
Class A-5                           6.640% 23489000.00    1.0000000
Class M-1                           7.080% 12919000.00    1.0000000
Class M-2                           7.310% 11157000.00    1.0000000
Class B                             7.850%  8808000.00    1.0000000
                                    6.668%234885000.00    0.8881265

PRINCIPAL
                               Loan Count   Class A-1    Class A-2   Class A-3
Original Pool Balance               3,492  86440000.00  13501000.00 57029000.00

Beginning Certificate Balance              64488274.10  13501000.00 57029000.00
Beginning Pool Factor                        0.7460467    1.0000000   1.0000000

Beginning Principal Balance         3,218  66175457.95  13501000.00 57029000.00

Principal Collected                     0  $380,983.63        $0.00       $0.00
Principal Payments in Full             77   5293160.16        $0.00       $0.00
Liquidation Proceeds                    0        $0.00        $0.00       $0.00
Optional Purchases by Servicer          4  $338,732.67        $0.00       $0.00
Defaulted Contracts                     0        $0.00        $0.00       $0.00
Substitute Adjustment Amount                     $0.00        $0.00       $0.00
Ending Principal Balance            3,137  60162581.49  13501000.00 57029000.00

Ending Certificate Balance                 57998127.10  13501000.00 57029000.00
Ending Pool Factor                           0.6709640    1.0000000   1.0000000

                                            Class M-1    Class M-2    Class B
Original Pool Balance                      12919000.00  11157000.00  8808000.00

Beginning Certificate Balance              12919000.00  11157000.00  8808000.00
Beginning Pool Factor                        1.0000000    1.0000000   1.0000000

Beginning Pool Balance                     12919000.00  11157000.00  8808000.00

Principal Collected                              $0.00        $0.00       $0.00
Principal Payments in Full                       $0.00        $0.00       $0.00
Liquidation Proceeds                             $0.00        $0.00       $0.00
Contract Repurchases                             $0.00        $0.00       $0.00
Defaulted Contracts                              $0.00        $0.00       $0.00
Substitute Adjustment Amount                     $0.00        $0.00       $0.00
Ending Principal Balance                   12919000.00  11157000.00  8808000.00

Ending Certificate Balance                 12919000.00  11157000.00  8808000.00
Ending Pool Factor                           1.0000000    1.0000000   1.0000000

                               Class A-4    Class A-5      Total
Original Pool Balance         21542000.00  23489000.00 234885000.00

Beginning Certificate Balance 21542000.00  23489000.00 212933274.10
Beginning Pool Factor           1.0000000    1.0000000    1.0000000

Beginning Principal Balance   21542000.00  23489000.00 214620457.95

Principal Collected                 $0.00        $0.00  $380,983.63
Principal Payments in Full          $0.00        $0.00   5293160.16
Liquidation Proceeds                $0.00        $0.00        $0.00
Optional Purchases by Servicer      $0.00        $0.00  $338,732.67
Defaulted Contracts                 $0.00        $0.00        $0.00
Substitute Adjustment Amount        $0.00        $0.00        $0.00
Ending Principal Balance      21542000.00  23489000.00 208607581.49

Ending Certificate Balance    21542000.00  23489000.00 206443127.10
Ending Pool Factor              1.0000000    1.0000000    0.8881265

INTEREST
                                            Class A-1    Class A-2   Class A-3
Interest Distribution Required Amount       355,760.31    71,892.83  303,204.18
Unpaid Interest Shortfall                         0.00         0.00        0.00
Total Interest Distribution                $355,760.31   $71,892.83 $303,204.18

Collected Interest Amount                  $644,335.29  $100,638.26 $425,101.78
Excess Interest to Principal               $288,574.98   $28,745.43 $121,897.60


                                            Class M-1    Class M-2    Class B
Interest Distribution Amount                 76,222.10    67,964.73   57,619.00
Unpaid Interest Shortfall                         0.00         0.00        0.00
Total Interest Distribution                 $76,222.10   $67,964.73  $57,619.00

Collected Interest Amount                   $96,299.95   $83,165.77  $65,656.01
Excess Interest for Overcollateralization   $20,077.85   $15,201.04   $8,037.01


                                            Class A-4    Class A-5     Total
Interest Distribution Required Amount       121,532.78   129,972.47  1184168.40
Unpaid Interest Shortfall                         0.00         0.00        0.00
Total Interest Distribution                $121,532.78  $129,972.47  1184168.40

Collected Interest Amount                  $160,576.94  $175,090.14  1750864.13
Excess Interest to Principal                $39,044.16   $45,117.67 $566,695.73

DISTRIBUTIONS
                                            Class A-1    Class A-2   Class A-3
Principal Distribution Amount             6,012,876.46        $0.00       $0.00
Extra Principal Distribution (O/C)          477,270.54         0.00        0.00
Interest Distribution                       355,760.31    71,892.83  303,204.18
  Total Distribution                      6,845,907.31   $71,892.83 $303,204.18


                                            Class M-1    Class M-2    Class B
Principal Distribution Amount                    $0.00        $0.00       $0.00
Extra Principal Distribution (O/C)                0.00         0.00        0.00
Interest Distribution                        76,222.10    67,964.73   57,619.00
  Total Distribution                        $76,222.10   $67,964.73  $57,619.00


                                            Class A-4    Class A-5     Total
Principal Distribution Amount                    $0.00        $0.00  6012876.46
Extra Principal Distribution (O/C)                0.00         0.00  477,270.54
Interest Distribution                       121,532.78   129,972.47  1184168.40
  Total Distribution                       $121,532.78  $129,972.47  7674315.40

SERVICING FEES                       0.50%  $89,425.19

LATE FEES                                    $6,471.76
EXTENSION FEES                                   $0.00


MONTHLY ADVANCE INTEREST

Beginning Monthly Advance Amount           $411,129.38
Monthly Amount Advanced                     $57,863.69
Ending Monthly Advance Amount              $468,993.07


DELINQUENCY INFORMATION                      Actual    Delinq. Percent
       Days Delinquent           Number      Balance   of Principal Balance
            31-59                      29 1,527,894.51      0.73243%
            60-89                      10   504,228.84      0.24171%
          90 or more                    3   317,810.13      0.15235%
       Total Delinquent                42 2,349,933.48      1.12649%
  Memo:Incl. Repo Inventory            42 2,349,933.48      1.12649%

                                                        Cumulative   Cumulative
REPOSSESSION INFORMATION                     Actual        Units     Balance
                                 Number      Balance      To Date     To Date
BOP Repossessions                       0        $0.00
Plus Repossessions In Month             0         0.00            0        0.00
Less Liquidations                       0         0.00            0        0.00
EOP Repossessions                       0        $0.00            0       $0.00

REPURCHASES
                                             Number    Actual Balance
Contracts Repurchased for Replacement                0        $0.00
Eligible Substitute Contracts                        0         0.00
Difference Paid by Servicer                          0        $0.00


LOSSES
                                   May-98
                                 Units       Dollars
Realized Losses                      0.00        $0.00
Cumulative Realized Losses           0.00        $0.00         0.00%

Loss Expenses                        0.00        $0.00
Cumulative Loss Expenses             0.00        $0.00

Class R Distribution                             $0.00

DETERMINATION OF STEPDOWN DATE
The Later to occur of                         Mar-2001 Date not reached
     OR
Ending Prin Bal of Subordinate Certs.                   32884000.00
Ending Overcollateralization Amount                    2,164,454.39
                                               (x)      35048454.39
Total Ending Principal Balance                 (y)     208607581.49

Senior Enhancement Percentage                (x)/(y)          16.80%
Senior Specified Enhancement Percentage                       32.00%
                                                       Enhancement < Required
Stepdown Determined by Calculation                       03/16/2001


DETERMINATION OF TARGETED OVERCOLLATERALIZATION
AMOUNT
Prior to Stepdown Date?                                     Yes
Target Overcollateralization Amount                            2.00%

Calculation:
The Lesser x or y below
The Greater of the following
2% of Original Pool Principal Balance     (x1)         4,697,700.00
4% of Current Pool Principal Balance      (x2)         8,344,303.26

          x =                             (x)          8,344,303.26
          y =                             (y)          1,174,425.00

The Lesser of x or y                                   1,174,425.00

Required Overcollateralization Amount                  4,697,700.00
Current Overcollateralization Amount                   2,164,454.39

Overcollateralization Release Amount                       None


LOSS TRIGGER EVENT
Loss Trigger Event Test for Current Period                     1.30%
Cumulative Realized Loses as a Percent of Original             0.00%

Loss Trigger Event?                                         No


DETERMINATION OF TRIGGER EVENT
6 Month Rolling Average of 60+ Day Delinqu         (x)
1/2 the Senior Enhancement Percentage              (y)         8.40%
    If (x) is greater than (y), Trigger Event               No

Weighted Average Maturity                                   222.448
Weighted Average Loan Rate                                   10.034%


   ASSOCIATES HOME EQUITY SERVICES
   MONTHLY SERVICING REPORT - 1998-1
         May-98

1.                  Principal                           Interest
                  Distributable                      Distributable
                      Amount                             Amount
   Class A-1           $75.082682 (   $6,490,147.00 )       4.1157 (355,760.31 )
   Class A-2            $0.000000 (           $0.00 )       5.3250 ( 71,892.83 )
   Class A-3            $0.000000 (           $0.00 )       5.3167 (303,204.18 )
   Class A-4            $0.000000 (           $0.00 )       5.6417 (121,532.78 )
   Class A-5            $0.000000 (           $0.00 )       5.5333 (129,972.47 )
   Class M-1            $0.000000 (           $0.00 )       5.9000 ( 76,222.10 )
   Class M-2            $0.000000 (           $0.00 )       6.0917 ( 67,964.73 )
   Class B-1            $0.000000 (           $0.00 )       6.5417 ( 57,619.00 )

2. Liquidation Loss Amount                                    None
   Liquidation Loss Interest Amount                           None
   Unpaid Liquidation Loss Interest Shortfall                 None
   Unpaid Certificate Principal Shortfall                     None

3. Certificate Principal Balances after distribution      06/15/98

                Initial CertificateEnding Certificate     Pool
                Principal Balance  Principal Balance     Factor
   Class A-1       $86,440,000.00    $57,998,127.10      0.6709640
   Class A-2       $13,501,000.00    $13,501,000.00      1.0000000
   Class A-3       $57,029,000.00    $57,029,000.00      1.0000000
   Class A-4       $21,542,000.00    $21,542,000.00      1.0000000
   Class A-5       $23,489,000.00    $23,489,000.00      1.0000000
   Class M-1       $12,919,000.00    $12,919,000.00      1.0000000
   Class M-2       $11,157,000.00    $11,157,000.00      1.0000000
   Class B-1        $8,808,000.00     $8,808,000.00      1.0000000
   Pool Balance   $234,885,000.00   $206,443,127.10      0.8789115

4. Adjusted Certificate Principal Balance after allocation of Liquidation Loss
   Amounts on:           06/15/98 :
                                       Principal
                                        Balance
   Class M-1                         $12,919,000.00
   Class M-2                         $11,157,000.00
   Class B                            $8,808,000.00

5. Delinquent Contracts

   Days Delinquent                      Number       Actual Balance Percentage
   31-59                                         29  $1,527,894.51     0.73243%
   60-89                                         10    $504,228.84     0.24171%
   90 or more                                     3    $317,810.13     0.15235%
   Total Delinquent                              42  $2,349,933.48     1.12649%
   Memo:  Including Repo Inventory               42  $2,349,933.48     1.12649%

                                       Number of         Actual
6. Repossession Information              Units          Balance
   BOP Repossessions                              0          $0.00
   Plus Repossessions In Month                    0          $0.00
   Less Liquidations                              0          $0.00
   EOP Repossessions                              0          $0.00

7. Fees Paid to the Servicer
   Servicing Fees                        $89,425.19
   Late Fees                               6,471.76
   Extension Fees                              0.00

Associates Home Equity Loan Trust 1998-1
Trustee Payment Reconciliation
            05/31/98


   AVAILABLE FUNDS                    PAYMENTS BY THE TRUSTEE

Principal Received    $6,012,876.46 Class A-1 Principal         $6,012,876.46
Defaulted Principal           $0.00 Extra Principal Distribution   477,270.54
Collected Interest     1,750,864.13
Advanced Interest         57,863.69 Class A-1 Interest             355,760.31
Extension Fees                 0.00 Class A-2 Interest              71,892.83
Late Charges               6,471.76 Class A-3 Interest             303,204.18
                                    Class A-4 Interest             121,532.78
Total Available Funds $7,828,076.04 Class A-5 Interest             129,972.47
                                    Class M-1 Interest              76,222.10
                                    Class M-2 Interest              67,964.73
                                    Class B Interest                57,619.00
                                    Total Interest              $1,184,168.40

                                    Certificate Payments        $7,674,315.40

                                    Net Payment to Trustee      $7,674,315.40

                                    Memo: Reconciliation
                                    Plus: Defaulted Principal           $0.00
                                    Plus: Class R Dist                  $0.00
                                    Plus: Advanced Interest        $57,863.69
                                    Plus: Servicer Fee              89,425.19
                                    Plus: Late/Extension Fees        6,471.76

                                    Total Available Funds       $7,828,076.04


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                Associates Home Equity Loan Trust 1998-1

                By: ASSOCIATES HOME EQUITY SERVICES, INC., as Servicer


                                /s/ Marvin T. Runyon
                                Name:  Marvin T. Runyon, III
                                Title: Senior Vice President


Dated:          May 31, 1998